UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO
 SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2018

TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC.

(Exact name of Registrant as specified in its charter)

COLORADO	333-212006	84-0464189
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 W. 116th Avenue
Westminster, Colorado	80234
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 452-6111

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A amends the original Current Report on Form 8-K we filed with the Securities and Exchange Commission on June 5, 2018, regarding the election of Mark Daily to replace Christopher Morgan as the director representing Gunnison County Electric Association, Inc. on our Board of Directors. We are amending the original Form 8-K for the sole purpose of identifying the committee on which Mr. Daily will serve, which was undetermined at the time of filing the original Form 8-K.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2018, we received from our member, Gunnison County Electric Association, Inc., as required by our bylaws, certification that such member has elected Mark Daily to replace Christopher Morgan as the director representing such member on our Board of Directors. Mr. Daily will serve on the External Affairs-Member Relations Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

Date: June 8, 2018	By:	/s/ Patrick L. Bridges
Patrick L. Bridges
Senior Vice President/Chief Financial Officer